UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2025

HERITAGE INSURANCE HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36462	45-5338504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 N. Westshore Blvd Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 362-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HRTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Heritage Insurance Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 10, 2025. The matters that were voted on at the Annual Meeting and the final voting results as to each such matter are set forth below.

Proposal No. 1: Election of Directors

The following nominees were elected to the Board of Directors to serve until the 2026 Annual Meeting, as follows:

	FOR	WITHHELD	BROKER NON- VOTES
Ernie Garateix	19,933,171	214,689	5,020,784
Richard Widdicombe	10,493,031	9,654,829	5,020,784
Panagiotis (Pete) Apostolou	18,704,855	1,443,005	5,020,784
Irini Barlas	18,287,543	1,860,317	5,020,784
Mark Berset	19,481,890	665,970	5,020,784
Joseph Vattamattam	17,967,325	2,180,535	5,020,784
Paul L. Whiting	18,043,683	2,104,177	5,020,784

Proposal No. 2: Ratification of Appointment of Plante & Moran, PLLC to Serve as Independent Registered Public Accounting Firm

The ratification of Plante & Moran, PLLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved as follows:

FOR	AGAINST	ABSTAIN
25,009,441	132,896	26,307

Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The results of the vote to approve, on an advisory basis, the compensation of the Company’s named executive officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
15,111,279	4,260,104	776,477	5,020,784

Proposal No. 4: Approval of an Amendment to the Company’s 2023 Omnibus Incentive Plan to Increase the Number of Authorized Shares

The results of the vote to approve an amendment to the Company’s 2023 Omnibus Incentive Plan to increase the number of authorized shares by 1,800,000 shares was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
16,765,995	3,059,933	321,932	5,020,784

Item 8.01	Other Events

On June 10, 2025, upon recommendation of the Corporate Governance and Nominating Committee, the Board of Directors approved changes to the committee assignments effective immediately following the Annual Meeting. The updated committee compositions are as follows:

•	The Audit Committee of the Board of Directors shall be comprised of the following persons: Irini Barlas as Chair, Joseph Vattamattam and Paul L. Whiting.

•	The Corporate Governance and Nominating Committee of the Board of Directors shall be comprised of the following persons: Panagiotis Apostolou as Chair, Irini Barlas and Paul L. Whiting.

•	The Compensation Committee of the Board of Directors shall be comprised of the following persons: Paul L. Whiting as Chair, Panagiotis Apostolou and Joseph Vattamattam.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE INSURANCE HOLDINGS, INC.

Date: June 11, 2025	By:	/s/ Kirk Lusk
Kirk Lusk
Chief Financial Officer